SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002
                            JNL VARIABLE FUND III LLC


         On pages 4 and 5, the first two paragraphs of the section entitled "Investment Sub-Adviser" should be deleted and replaced in its entirety with the following:

First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation (formerly known as Nike Securities Corporation). Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family.

First Trust is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (formerly known as Nike Securities L.P.) which are substantially similar to certain of the Funds in that they have the same investment objectives as those Funds but have a limited life of approximately one year. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA.


This Supplement is dated June 28, 2002.



(To be used with VC3657 Rev. 05/02)

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002
                            JNL VARIABLE FUND III LLC

On page 20, the second paragraph in the section entitled "Investment Sub-Adviser" should be deleted and replaced in its entirety with the following:

First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Fund of the JNL Variable Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation (formerly known as Nike Securities Corporation). Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. Pursuant to a Sub-Advisory Agreement with JNAM, First Trust is responsible for selecting the investments of each Fund consistent with the investment objectives and policies of that Fund, and will conduct securities trading for the Fund. First Trust discharges its responsibilities subject to the policies of the Board of Managers of the JNL Variable Fund and the oversight and supervision of JNAM, which pays First Trust's sub-advisory fees.


This Supplement is dated June 28, 2002.



(To be used with V3690 Rev. 05/02)